UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 12, 2020
Bionano Genomics, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38613	26-1756290
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9540 Towne Centre Drive, Suite 100 San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (858) 888-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BNGO	The Nasdaq Stock Market, LLC
Warrants to purchase Common Stock	BNGOW	The Nasdaq Stock Market, LLC

EXPLANATORY NOTE

On August 14, 2020, Bionano Genomics, Inc. (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) in connection with the Company’s entry into an At Market Issuance Sales Agreement (the “Sales Agreement”) with Ladenburg Thalmann & Co. Inc., as sales agent (“Ladenburg”), under which the Company may offer and sell up to $40.0 million of shares of its common stock (“Common Stock”) from time to time through Ladenburg pursuant to a registration statement on Form S-3 (File No. 333-245762) and the prospectus relating to the Sales Agreement that forms a part of such Registration Statement, filed by the Company with the SEC on August 13, 2020 and declared effective by the SEC on August 25, 2020.

A copy of an opinion of Cooley LLP relating to the legality of the issuance and sale of up to 10,000,000 shares of Common Stock pursuant to the Sales Agreement was attached to the Registration Statement as Exhibit 5.1. Following approval by the Company’s stockholders of a proposal to amend the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 200,000,000 to 400,000,000 (the “Charter Amendment”), the Company filed the Charter Amendment with the Secretary of State of the State of Delaware on October 2, 2020, which became effective as of such date. The Company is filing with this Current Report on Form 8-K an updated opinion of Cooley LLP relating to the legality of the issuance and sale of up to 100,000,000 shares of Common Stock pursuant to the Sales Agreement, to reflect the additional authorized shares of Common Stock made available pursuant to the Charter Amendment.

Item 2.02 Results of Operations and Financial Condition.
On November 12, 2020, Bionano Genomics, Inc. (the “Company”) issued a press release reporting its financial results for the third quarter ended September 30, 2020.  The full text of the press release is attached as exhibit 99.1 to this Current Report on Form 8-K.
In accordance with General Instruction B.2. of Form 8-K, the information contained or incorporated herein, including the press release filed as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
5.1	Opinion of Cooley LLP.
23.1	Consent of Cooley LLP (included in Exhibit 5.1).
99.1	Press release issued November 12, 2020, reporting financial results for the third quarter ended September 30, 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bionano Genomics, Inc.

Date: November 12, 2020	By:	/s/ R. Erik Holmlin, Ph.D.
R. Erik Holmlin, Ph.D.
President and Chief Executive Officer (Principal Executive Officer)